Financial risk management	12 Months Ended
Dec. 31, 2019
Financial risk management [abstract]
Financial risk management

24. Financial risk management

a. Financial risk factors

The Company’s risk exposures and the impact on its financial instruments are summarized below:

(i)	Credit Risk

Credit risk is the risk of loss associated with a counterparty’s inability to fulfill its payment obligations. The Company’s credit risk is primarily attributable to cash and cash equivalents and trade and other receivables. The credit risk on cash and cash equivalents is limited because the Company invests its cash in deposits with well-capitalized financial institutions with strong credit ratings in Canada and the United States. Under current concentrate offtake agreements, risk on trade receivables related to concentrate sales is managed by receiving payments for 85% to 100% of the estimated value of the concentrate within one month following the time of shipment.

As of December 31, 2019, the Company’s exposure to credit risk with respect to trade receivables amounts to $4.6 million (2018: $6.1 million). The Company believes credit risk for Mexican Value Added Taxes of $0.6 million (2018: $1.5 million) is not significant as they relate to current amounts receivable from Mexican taxation authorities. There is no significant provision recorded for expected credit losses at December 31, 2019 and 2018.

(ii)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they arise. The Company’s approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities when due. The Company’s liquidity requirements are met through a variety of sources, including cash, cash generated from operations, existing credit facilities and debt and equity capital markets. The Company’s trade payables have contractual maturities of less than 30 days and are subject to normal trade terms.

The following table presents the contractual maturities of the Company’s financial liabilities on an undiscounted basis:

	December 31, 2019
		Less than			Over
	Total	1 year	2-3 years	4-5 years	5 years
Trade and other payables	$22,709	$22,709	$—	$—	$—
Glencore pre-payment facility	5,602	5,602	—	—	—
Interest on Glencore pre-payment facility	199	199	—	—	—
Convertible debenture	10,000	—	—	10,000	—
Interest on convertible debenture	1,955	602	1,200	153	—
Projected pension contributions	6,937	1,185	2,619	2,078	1,055
Decommissioning provision	10,294	15	189	—	10,090
Other long-term liabilities	5,645	—	5,095	22	528

	$63,341	$30,312	$9,103	$12,253	$11,673

Minimum lease payments in respect to lease liabilities are included in trade and other payables and other long-term liabilities as follows:

	December 31, 2019
		Less than			Over
	Total	1 year	2-3 years	4-5 years	5 years
Trade and other payables	$2,886	$2,886	$—	$—	$—
Other long-term liabilities	6,413	—	6,391	22	—

	$9,299	$2,886	$6,391	$22	$—

The following table summarizes the continuity of the Company’s total lease liabilities discounted using an incremental borrowing rate ranging from 6% to 10% applied during the year:

Operating lease obligations as at December 31, 2018	$1,055
Practical expedients applied	(538)
Incremental borrowing rate discount	(53)
Additions	63

IFRS 16 adoption	527
Total lease liabilities as at January 1, 2019	270
Additions	6,478
Lease principal payments	(234)
Lease interest payments	(50)
Accretion on lease liabilities	34

Total lease liabilities as at December 31, 2019	$7,025

(iii)	Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: interest rate risk, currency risk and price risk.

(1) Interest rate risk

The Company is subject to the interest rate risk of U.S. LIBOR rate plus 5% per annum from the existing Pre-Payment Facility. Interest rates of other financial instruments are fixed.

(2) Currency risk

As at December 31, 2019, the Company is exposed to foreign currency risk through financial assets and liabilities denominated in CAD and Mexican pesos (“MXP”):

Financial instruments that may impact the Company’s net loss or other comprehensive loss due to currency fluctuations include CAD and MXP denominated assets and liabilities which are included in the following table:

	As at December 31, 2019
	CAD	MXP
Cash and cash equivalents	$444	$299
Trade and other receivables	43	663
Trade and other payables	2,204	8,065

As at December 31, 2019, the CAD/USD and MXP/USD exchange rates were 1.30 and 18.85 respectively. The sensitivity of the Company’s net loss and comprehensive loss due to changes in the exchange rates for the year ended December 31, 2019 is included in the following table:

	CAD/USD	MXP/USD
	Exchange rate	Exchange rate
	+/- 10%	+/- 10%
Approximate impact on:
Net loss	$1,441	$1,932
Other comprehensive loss	(41)	26

The Company may, from time to time, employ derivative financial instruments to manage exposure to fluctuations in foreign currency exchange rates.

At December 31, 2019, the Company had non-hedge foreign exchange forward contracts to buy approximately 26.0 million MXP at average exchange rate of 19.81 MXP/USD to be settled within the next year valued at approximately $1.3 million. The average forward exchange rate on settlement as at December 31, 2019 was approximately 19.11 MXP/USD with the currencies having a value of approximately $1.4 million. Accordingly, the Company recorded a fair value unrealized gain of $0.1 million through profit or loss during the year ended December 31, 2019 (2018: unrealized gain of $0.1 million). The Company settled non-hedge foreign exchange forward contracts to buy approximately 240.0 million MXP and recorded a realized gain of $0.4 million through profit or loss during the year ended December 31, 2019 (2018: realized gain of $0.2 million).

(3) Price risk

Price risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from interest rate risk or currency risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or factors affecting all similar financial instruments in the market. As at December 31, 2019, the Company had certain amounts related to the sales of concentrates that have only been provisionally priced. A ±10% fluctuation in silver, zinc, lead, copper and gold prices would affect trade receivables by approximately $0.5 million (2018: $0.6 million).

At December 31, 2019, the Company had non-hedge commodity forward contracts for approximately 1.6 million and 3.3 million pounds of zinc and lead, respectively, at average price of $1.20 and $0.95 per pound, respectively, to be settled within the next year valued at approximately $1.9 million and $3.1 million, respectively. The average forward prices on settlement as at December 31, 2019 was approximately $1.03 and $0.87 per pound of zinc and lead, respectively, with the commodities having a value of approximately $1.6 million and $2.9 million, respectively. Accordingly, the Company recorded a fair value unrealized gain of $0.5 million through profit or loss during the year ended December 31, 2019 (2018: nil). The Company settled non-hedge commodity forward contracts for approximately 10.7 million pounds of zinc and recorded a realized gain of $1.0 million through profit or loss during the year ended December 31, 2019 (2018: realized gain of $0.5 million).

Net amount of gain or loss on derivative instruments from non-hedge foreign exchange and commodity forward contracts recognized through profit or loss during the year ended December 31, 2019 was gain of $2.0 million (2018: gain of $0.9 million). Total amount of gain or loss on derivative instruments including those recognized through profit or loss from the Company’s Convertible Debenture during the year ended December 31, 2019 was loss of $2.5 million (2018: gain of $0.9 million).

b. Fair values

The fair value of cash, restricted cash, trade and other payables, and other long-term liabilities approximate their carrying amounts. The methods and assumptions used in estimating the fair value of other financial assets and liabilities are as follows:

•

Cash and cash equivalents: The fair value of cash equivalents is valued using quoted market prices in active markets. The Company’s cash equivalents consist of money market accounts held at financial institutions which have original maturities of less than 90 days.

•

Trade and other receivables: The fair value of trade receivables from silver sales contracts that contain provisional pricing terms is determined using the appropriate quoted forward price from the exchange that is the principal active market for the particular metal. As such, there is an embedded derivative feature within trade receivables.

•	Convertible debenture: The principal portion of the convertible debenture is carried at amortized cost.

•

Embedded derivatives: Revenues from the sale of metals produced since the commencement of commercial production are based on provisional prices at the time of shipment. Variations between the price recorded at the time of sale and the actual final price received from the customer are caused by changes in market prices for metals sold and result in an embedded derivative in revenues and accounts receivable.

•

Derivatives: The Company uses derivative and non-derivative instruments to manage financial risks, including commodity, interest rate, and foreign exchange risks. The use of derivative contracts is governed by documented risk management policies and approved limits. The Company does not use derivatives for speculative purposes. The fair value of the Company’s derivative instruments is based on quoted market prices for similar instruments and at market prices at the valuation date.

The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

•

Level 2 inputs are quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability (for example, interest rate and yield curves observable at commonly quoted intervals, forward pricing curves used to value currency and commodity contracts and volatility measurements used to value option contracts), or inputs that are derived principally from or corroborated by observable market data or other means.

•	Level 3 inputs are unobservable (supported by little or no market activity).

	December 31,	December 31,
	2019	2018
Level 1
Cash and cash equivalents	$19,998	$3,464
Restricted cash	4,007	681
Level 2
Trade and other receivables	5,269	7,712
Derivative instruments	3,855	35
Convertible loan receivable	—	1,977
Convertible loans payable	—	4,032
Convertible debenture	9,935	—
Glencore pre-payment facility	5,602	11,110
Derivative warrant liability	—	711